Exhibit 99.1

InMed Pharmaceuticals



UNLOCKING THE POTENTIAL OF CANNABINOID MEDICINES

Company Webinar

April 2021

Nasdaq :INM TSX :IN

www.inmedpharma.com

*common shares to be delisted from the TSX on or about May 7, 2021

Forward Looking Statements This presentation contains forward - looking statements and forward - looking information within the meaning of applicable securities laws (collectively, “forward - looking statements”) including, among others, statements concerning: unlocking the full potential of cannabinoid pharmaceuticals; anticipated clinical development activities, timelines, catalysts, and milestones; the potential benefits of product candidates; anticipated revenue and market opportunities; and the continued availability of key personnel. All statements other than statements of historical fact are statements that could be deemed forward - looking statements. With respect to the forward - looking information contained in this presentation, the Company has made numerous assumptions regarding, among other things: continued and timely positive preclinical and clinical efficacy data; the speed of regulatory approvals; demand for the Company’s products; continued availability of key personnel; continued access to sufficient capital to fund operations; and continued economic and market stability. These statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from those described in the forward - looking statements. These risks and uncertainties include, among others: the possibility that clinical trials will not be successful, or be completed, or confirm earlier clinical trial results; risks associated with obtaining funding from third parties; risks related to the timing and costs of clinical trials; key personnel may become unable to serve the Company; the need for receipt of regulatory approvals; and economic and market conditions may worsen. Readers are cautioned that the foregoing list is not exhaustive. A more complete discussion of the risks and uncertainties facing the Company appears in the Company’s filings with the Securities and Exchange Commission and in the Company’s annual information form dated September 23, 2020, a copy of which is available on SEDAR at www.sedar.com. The Company undertakes no obligation to update the forward - looking statements contained herein or to reflect events or circumstances occurring after the date hereof, except as required by law. 2

Today's Presenters

Eric A. Adams, MIBS
Chief Executive Officer



30+ years of experience in global biopharma leadership: business development, sales, marketing, and M&A with enGene, QLT, Abbott, Fresenius

Bruce S. Colwill, CPA, CA
Chief Financial Officer



25+ years of financial leadership with private and public companies; executing IPO, equity and debt financings General Fusion, Entrée Resources, Neuromed Pharma

3

A Differentiated Cannabinoid Pharmaceutical Company Focused on the Therapeutic Application of Cannabinoids for the Treatment of Diseases with High Unmet Medical Needs Researching the therapeutic potential of rare cannabinoids beginning with cannabinol ( CBN ) Selecting innovative, topically applied cannabinoid therapies where we can establish a proprietary foothold in treating diseases with high unmet medical needs, starting with dermatology and ocular diseases Developing IntegraSyn  - a flexible, integrated cannabinoid manufacturing system using novel proprietary enzyme(s) to efficiently produce bio - identical, economical, pharmaceutical - grade cannabinoids 4

Wide Range of Medicinal Properties

- Primarily based on non-clinical research

PAIN/SLEEP

CBC, CBD, CBDa, CBG, CBN, THC, THCa	Inflammation
	Arthritis
CBC, CBD, CBN, THC, THCv	Pain
CBC, CBD, CBN, THC	Insomnia
CBD, CBN, THC	Fibromyalgia
CBD, THC	Spinal injury
	Phantom limb
	Migraine/headache
	Cramps
THC	Sleep apnea

NEUROLOGICAL

THC	Tourette's
CBD, CBN, THCa, THCv	Epilepsy
	Seizures
CBD, CBN, THC, THCa	Multiple Sclerosis
CBC, CBD, CBG, CBGa, THC, THCa	Alzheimer's
	Parkinson's
CBD, CBG, CBN, THC, THCa	Spasticity
CBC, CBD, CBG, CBN, THCv	Osteoporosis
CBC, CBD, CBG, CBN, THCa	ALS

>$510M in CBD Sales for GW

GASTRO-INTESTINAL

THC	Appetite loss
CBD, THC	Anorexia
	Cachexia
	Gastrointestinal disorders
	Nausea
CBD, THCv	Diabetes
CBD, THC, THCv	Crohn's

MOOD/BEHAVIOUR

CBD, CBG	Anxiety
CBD, THC	ADD/ADHAD
	Stress
CBD, THC, THCv	Bipolar
	OCD
	PTSD
CBC, CBD, CBN, THC	Depression

OTHER

CBC, CBD, CBG, THC, THCa	Cancer symptoms
CBD, THC	Hypertension
THC	Fatigue
	Asthma
CBN	Glaucoma, ocular disease
	EB & other dermatology

>$8B TAM

6 Note: lists are not exhaustive Tapping into the Potential of Rare Cannabinoids 100+ Rare Cannabinoids 2 – 20% <1% Major Cannabinoids THC CBD • Epilepsy • Anxiety • Stress Disorder • Pain • Inflammation • Nausea • Stress Disorder • Sleep Apnea CBG, CBGA, CBGV, CBGVA, THC, THCA, THCVA, CBC, CBCV, CBCVA, CBD, CBDA, CBC, CBCA, CBN, CBNA… • The 100+ rare cannabinoids occur in extremely low amounts in the cannabis plant • The cost of isolating sufficient quantities of these cannabinoids in order to conduct research can be prohibitive

Progress with IntegraSyn Ρ 7

8 Limitations of Traditional Cannabinoid Production Approaches Bioburden/stress on microbe may limit final yields May not produce bio - identical cannabinoid depending on cannabinoid complexity BIOSYNTHESIS CHEMICAL SYNTHESIS EXTRACTION Access to rare cannabinoids prohibitively expensive

IntegraSyn™: Biosynthesis Evolved

IntegraSyn™ is InMed's integrative cannabinoid manufacturing approach

Minimizes bioburden on fermentation microbe	Commonly available and cost-efficient starting materials	Flexibility to shift from production of one cannabinoid to a range of cannabinoids	Optimized steps to produce high-yield, pharma-grade cannabinoids at commercial scale	Transferable technology to facilitate scale-up, manufacturing and supply

- Enzymes developed for the IntegraSyn™ approach can be implemented across all manufacturing approaches
- Multiple enzymes may be required depending on the target cannabinoid

9

IntegraSyn™ Achieves 2 g/L Cannabinoid Yield

- Achieved 2g/L cannabinoid yield with IntegraSyn™
- Signals commercial viability and supports large-scale production
- Yields higher than current industry standards
- Lowered overall manufacturing costs through process optimization
- **Enables a cost-effective solution to cannabinoid production**

10

2021 Targeting Pharmaceutical Quality Cannabinoids More about GMP manufacturing types in the Learn section of our website.

IntegraSyn™: High-level Time & Event Schedule

2021

- ✔ Achieve 2g/L cannabinoid yield, signaling commercial viability
- ✔ Continue to identify potential partnerships for IntegraSyn™ with commercial cannabinoid manufacturers
- ✔ Optimize pathways for production of additional cannabinoids
- ✔ Demonstrate end-to-end process integration and GMP-readiness
- Produce batch with target output of 1kg of selected cannabinoid via GMP-ready process

✔ Completed ✔ In-progress

GMP – Good Manufacturing Practices

12

INM - 755 for Epidermolysis Bullosa (EB) 11

Epidermolysis Bullosa (EB) 14 • Epidermolysis bullosa (EB) is a group of rare genetic skin diseases characterized by fragile skin that blisters easily from minimal friction that causes shearing of the skin layers. • The most common form is EB Simplex (EBS), ~55% of all EB patients. • The affected population is estimated to be between 12,500 and 25,000 in the United States. • No therapies approved specifically for the treatment of EB wounds and other symptoms. • INM - 755 is being developed for symptomatic relief in all EB patients and may have further utility in enhancing skin integrity in subset of EBS patients. Photograph of Dystrophic EB

Clinical Trial Applications Filed in Multiple Countries for Phase 2 in EB 2021 • CTA filings submitted in Austria, Israel, and Serbia for a Phase 2 Clinical Trial with INM - 755 cream • Additional submissions slated for France, Germany, Greece, and Italy during the next several weeks. • Anticipated study on track to begin in 3Q 2021 CTA filings to National Competent Authorities serve the same purpose as filing INDs to the U.S. FDA.

INM - 755: High - Level Time/Event Schedule 16 2021 Report results from 755 - 102 - HV Finalize and file regulatory submissions (CTAs) for 755 - 201 - EB trial Finalize manufacturing methods and process to support 755 - 201 - EB Produce clinical trial supplies Initiate 755 - 201 - EB trial in multiple European jurisdictions Conduct KOL meetings and initial data screening to support 2 nd indication for INM - 755 Completed In - progress

INM - 088 for Glaucoma 14

Potential Roles for CBN in Glaucoma

InMed data suggest CBN is the cannabinoid of choice for neuroprotection in the eye



Retina
Pressure
Build Up of Aqueous Humor Fluid
Optic Nerve

Several cannabinoids demonstrate increased drainage, leading to reduced IOP

Target Effects of CBN

- Direct neuroprotection for the retina and optic nerve, independent of intraocular pressure (IOP) reduction
- Reduce IOP in the affected eyes via increased fluid drainage

18

19 INM - 088: High - Level Time/Event Schedule Engage leading ocular clinical research organization to develop clinical game plan Scale - up INM - 088 drug product (CBN+MiDROPS®) Publish key CBN data in peer - reviewed journal Conduct non - GLP dose ranging studies Complete pre - IND package and FDA Pre - IND Meeting (if needed) Initiate toxicology studies (2021 - 22) in preparation for clinical trials 2021 Completed In - progress

InMed Pharmaceuticals

Business Development: Collaborations and Licensing

	Nature of Relationship
BAYMEDICA HARNESSING THE POWER OF CANNABINOIDS	**InMed** will explore the therapeutic potential in neuroprotection of specific cannabinoid analog compounds chosen from BayMedica's library. **BayMedica** will assess the potential of InMed's high-efficiency enzymes for the production of cannabinoids in its manufacturing technologies.
EyeCRO	The licensing agreement with **EyeCRO** grants **InMed** an exclusive, worldwide license to develop and commercialize prospective therapeutic formulations combining MiDROPS®.
ALMAC	**InMed** and **Almac** have been engaged in optimizing the upstream cannabinoid assembly processes as well as downstream purification to achieve cost efficient, GMP-grade active pharmaceutical ingredients for prescription-based medications.
NRC-IRAP UBC	InMed completed its collaboration with **NRC-IRAP** and continues to further develop the *E. coli* biofermentation and scale-up processes with **UBC**.

Note: List is not exhaustive

20

Key Accomplishments and Goals

	Highlights from 2020	Key Goals for 2021
INM-755 in Dermatology	Completed 2 Phase 1 human clinical trials (normal and wounded skin)	Initiate and begin enrollment of EB patients in Ph 2 trial
INM-088 in Ocular Disease	Completed *in vivo* PoC, formulation/ delivery studies; Licensed MiDROPS® delivery technology; filed PCT patent	Scaling-up manufacturing for drug product; conduct dose ranging and IND-enabling toxicology in preparation for IND filing in 1H22
IntegraSyn™ for Cannabinoid Manufacturing	Improved yields and process; filed multiple patents; initiated BayMedica collaboration	Identify partnerships for licensing opportunities; demonstrate GMP readiness; Complete 1kg batch production.
Administration	US$8M IPO and Nasdaq listing ("INM")	US$4.5M Private Placement in February TSX voluntary delisting

21

Q&A Session

Eric A. Adams
Chief Executive Officer
eadams@inmedpharma.com
+1-604-669-7207

Bruce S. Colwill
Chief Financial Officer
bcolwill@inmedpharma.com
+1-604-669-7207

Edison Group
Joseph Green jgreen@edisongroup.com
Laine Yonker lyonker@edisongroup.com

Nasdaq :INM TSX :IN

*common shares to be delisted from the TSX on or about May 7, 2021

www.inmedpharma.com